TORYS LLP

NEW YORK TORONTO

Suite 3000
79 Wellington St. W.
Box 270, TD Centre
Toronto, Ontario
M5K 1N2 Canada

TEL 416.865.0040
FAX 416.865.7380

www.torys.com

Natasha De Cicco
Direct Tel. 416.865.8131
Direct Fax 416.865.7380
ndecicco@torys.com

December 11, 2006

WITHOUT PREJUDICE
REGISTERED MAIL

Dear Sirs/Mesdames:

GalaVu Entertainment Network Inc.
3816A Victoria Park Avenue
Scarborough, Ontario
M2H 3H7

Richport Ford Lincoln Ltd.
13580 Smallwood Place
Richmond, BC
V6V 2C1

Chrysler Financial
2425 Matheson Blvd. E.
3rd Floor
Mississauga, Ontario
L4W 5N7

Entertainment Media & Telecoms Corporation (Canada) Inc.
3816A Victoria Park Avenue
Scarborough, Ontario
M2H 3H7

Daimlerchrysler Services Canada Inc.
2425 Matheson Blvd. E.
3rd Floor
Mississauga, Ontario
L4W 5N7

Entertainment & Telecoms Corporation Inc.
c/o The Corporation Trust Company
Corporation Trust Centre
1209 Orange Street
Wilmington, Delaware
19801

Indcom Leasing Inc.
400-1350 Provincial Road
Windsor, Ontatio
N8W 5W1

Livonia PTY Ltd.
5 St. Kilda Road
St. Kilda, Victoria
3182 Australia

Aureus Financial Corp.
1515-1188 West Georgia Street
Vancouver, BC
V6E 4A2

Entertainment Media & Telecoms Corporation Limited
Suite 2, Level 22
AGL Building
111 Pacific Highway
North Sydney, New South Wales
2060 Australia

Re: Guaranty and Security Agreement made by GalaVu Entertainment Network Inc. in favour of RentWorks Limited (now known as Alleasing Finance Australia Limited) both dated as of March 31, 2005, as assigned to Cardinal Communications, Inc. ("Cardinal")

We are counsel to Cardinal. Enclosed is a copy of the Notice of Proposal to Accept Collateral Pursuant to Section 65(2) of the *Personal Property Security Act* (Ontario) (the "Notice"). Should you wish to consent to Cardinal retaining the Collateral (as that term is defined in the Notice) in satisfaction of the obligations secured, please sign the enclosed acknowledgement and return same to my attention by email at ndecicco@torys.com or fax at 416.865.7380, with originals following at Torys LLP, 79 Wellington St. W., Suite 3000, P.O. Box 270, TD Centre, Toronto, Ontario M5K 1N2, Attention: Natasha De Cicco.

Please be advised that this letter and the Notice are being provided to you without prejudice to Cardinal's right to proceed with the enforcement of any other rights and remedies it has under the security held by Cardinal.

Yours very truly,

Natasha De Cicco

ND/cmp
Enclosures

cc: Ed Garneau, *Cardinal Communications, Inc.* (w/enclosures)
Steven Ritcheson, *White Field, Inc.* (w/enclosures)
Barry Cohen, *Torkin Manes Cohen Arbus LLP* (w/enclosures)
Ari Schachna, *Home Wilkinson Lowry* (w/enclosures)
Geoff Milne, *Entertainment Media & Telecoms Corporation Limited* (w/enclosures)
Scott Bomhof, *Torys LLP* (w/enclosures)

NOTICE OF PROPOSAL TO ACCEPT COLLATERAL PURSUANT TO SECTION 65(2) OF THE *PERSONAL PROPERTY SECURITY ACT* (ONTARIO)

TO: THE PERSONS LISTED ON SCHEDULE "A" HERETO

TAKE NOTICE THAT:

1. Default has been made in the payment of the monies secured by a security agreement (the "Security Agreement") made as of the 31st day of March, 2005 granted by GalaVu Entertainment Network Inc. (the "Debtor") in favour of RentWorks Limited (now known as Alleasing Finance Australia Limited ("Alleasing")), as assigned to Cardinal Communications, Inc. (the "Secured Party") pursuant to an assignment deed dated February 15, 2006 between Alleasing, as assignor, and the Secured Party, as assignee, in respect of which a financing statement and financing change statements were registered under the *Personal Property Security Act* (Ontario) as set out in Schedule "B" hereto.

2. The Secured Party proposes to accept the collateral covered by the Security Agreement (the "Collateral") in satisfaction of the obligations secured thereby.

3. The Collateral comprises all the personal property of the Debtor.

4. The amount required to satisfy the obligations secured by the Security Agreement is:

   (a) AUS$2,020,000 for loan principal; and

   (b) approx. CDN$20,000 for costs and expenses already incurred.

5. A reasonable estimate of the amount of the expenses of the Secured Party incurred in retaking, holding, repairing and processing the Collateral is CDN$10,000.

6. Upon payment of the amounts due as above-described and the expenses actually incurred to the date of payment you may redeem the Collateral.

7. Alternatively, if your interest in the Collateral would be adversely affected by the Secured Party's proposal, you may object in writing, in which event there will be a disposition of the Collateral by public sale, private sale, lease or otherwise pursuant to section 63 of the *Personal Property Security Act* (Ontario) and the Debtor, as well as any other person liable for payment of the obligations secured, will be liable for any deficiency.

8. Unless payment of the amounts due as above-described or an objection in writing to the Secured Party's proposal to accept the Collateral is received on or before January 12, 2007, the Secured Party shall be deemed to have irrevocably elected to accept the Collateral in full satisfaction of the obligations secured and thereafter will be entitled to hold or dispose of the Collateral free of all your rights and interests therein.

9. This notice is given to you because you may have an interest in the Collateral and you may be entitled to redeem the same or may be entitled to notification of the Secured Party's proposal to retain the Collateral in satisfaction of the obligations secured.

DATED at Toronto this 11th day of December, 2006.

CARDINAL COMMUNICATIONS, INC., by its solicitors Torys LLP

By: ____________________
Name: Natasha De Cicco
Title: Associate

Suite 3000
79 Wellington St. W.
Box 270, TD Centre
Toronto, Ontario
M5K 1N2

SCHEDULE "A"

GalaVu Entertainment Network Inc.
3816A Victoria Park Avenue
Scarborough, Ontario
M2H 3H7

Chrysler Financial
2425 Matheson Blvd. E.
3rd Floor
Mississauga, Ontario
L4W 5N7

Daimlerchrysler Services Canada Inc.
2425 Matheson Blvd. E.
3rd Floor
Mississauga, Ontario
L4W 5N7

Indcom Leasing Inc.
400-1350 Provincial Road
Windsor, Ontatio
N8W 5W1

Aureus Financial Corp.
1515-1188 West Georgia Street
Vancouver, BC
V6E 4A2

Richport Ford Lincoln Ltd.
13580 Smallwood Place
Richmond, BC
V6V 2C1

Entertainment Media & Telecoms Corporation Limited
Suite 2, Level 22
AGL Building
111 Pacific Highway
North Sydney, New South Wales
2060 Australia

Entertainment & Telecoms Corporation Inc.
c/o The Corporation Trust Company
Corporation Trust Centre
1209 Orange Street
Wilmington, Delaware
19801

Entertainment Media & Telecoms Corporation (Canada) Inc.
3816A Victoria Park Avenue
Scarborough, Ontario
M2H 3H7

Livonia PTY Ltd.
5 St. Kilda Road
St. Kilda, Victoria
3182 Australia

Schedule "B"

GALAVU ENTERTAINMENT NETWORK INC.

Personal Property Security Act ("PPSA")

I have reviewed the PPSA registrations (file currency: December 10, 2006) which disclose the following financing statements and financing change statements filed under the PPSA.[1]

No.	Page No.	File No.	Debtor(s)	Secured Party(ies)	Registration No./Date of Registration	Registration/ Renewal Period (years)	Collateral Classification	Comments
1.	2	629129223	GalaVu Entertainment Network Inc. 3816A Victoria Park Avenue Scarborough, ON M2H 3H7	Cardinal Communications, Inc. 11101 120th Avenue Suite 400 Broomfield, Co. 80021	20060921 1944 1531 0504 Filed: Sept. 21, 2006	10	I, E, A, O, MV	None
2.	3-5	619863714	GalaVu Entertainment Network Inc. 3816A Victoria Park Toronto, ON M2H 3H7	Alleasing Finance Australia Limited ABN 94 003 421 136 Level 5 Bldg. B 11 Australia	20051021 1035 1862 8196 Filed: Oct. 21, 2005	5	I, E, A, O, MV	Late renewal of Registration No. 19990927 1813 1531 6501, as subordinated by 20020107 1010 8075 5530, as assigned by 20030501 1609 1590 5454, as renewed by 20040923 1722 1590

[1] CG = Consumer Goods, I = Inventory, E = Equipment, BD = Book Debts, A = Accounts, O = Other, MV = Motor Vehicle

No.	Page No.	File No.	Debtor(s)	Secured Party(ies)	Registration No./Date of Registration	Registration/ Renewal Period (years)	Collateral Classification	Comments
				Talavera Rd. North Ryde NSW 2113				7603, as assigned by 20050407 1535 1862 6567. as assigned by 20050407 1540 1862 6571, File No. 855263925 which expired on September 27, 2005. The security interest of the secured party in the assets of the debtor has been made subordinate to the Bank of Montreal Amended by Financing Change Statement having Registration No. 20051021 1609 1862 8269 to reflect the name change of the secured party from RentWorks Limited to Alleasing Finance Australia Limited
3.	8-9	619863723	GalaVu Entertainment Network Inc. 3816A Victoria Park Toronto, ON M2H 3H7	Alleasing Finance Australia Limited ABN 94 003 421 136 Level 5 Bldg. B 11 Australia Talavera Rd. North Ryde NSW 2113	20051021 1035 1862 8197 Filed: Oct. 21, 2005	5	I, E, A, O, MV	Late renewal of Registration No. 20041008 1016 1862 4846, as assigned by 20041027 1539 1862 5982, file no. 609669684 which expired on October 8, 2005. Amended by Financing Change Statement having Registration No.

No.	Page No.	File No.	Debtor(s)	Secured Party(ies)	Registration No./Date of Registration	Registration/ Renewal Period (years)	Collateral Classification	Comments
								20051021 1608 1862 8267 to reflect the name change of the secured party from RentWorks Limited to Alleasing Finance Australia Limited
4.	12-13	614806326	GalaVu Entertainment Network Inc. 3816 Victoria Park Ave. Toronto, ON M2H 3H7	Chrysler Financial 2425 Matheson Blvd. E. 3rd Floor Mississauga, Ontario L4W 5N7 Daimlerchrysler Services Canada Inc. 2425 Matheson Blvd. E. 3rd Floor Mississauga, Ontario L4W 5N7	20050504 1456 1530 0368 Filed: May 4, 2005	4	E, O, MV, No Fixed Maturity Date	2005 Dodge Caravan V.I.N. 1D4GP25R25B297543
5.	14-15	614014173	GalaVu Entertainment Network Inc. 3816A Victoria Park Toronto, ON M2H 3H7	Alleasing Finance Australia Limited ABN 94 003 421 136 Level 5 Bldg. B 11 Australia	20050407 1552 1862 6574 Filed: April 7, 2005	5	I, E, A, O, MV	None Amended by Financing Change Statement having Registration No. 20051021 1607 1862 8266 to reflect the name change of the secured party from RentWorks

No.	Page No.	File No.	Debtor(s)	Secured Party(ies)	Registration No./Date of Registration	Registration/ Renewal Period (years)	Collateral Classification	Comments
				Talavera Rd. North Ryde NSW 2113				Limited to Alleasing Finance Australia Limited
6.	18-19	613266912	GalaVu Entertainment Network Inc. 3516 Victoria Pk Toronto, ON M2H 3H7	Chrysler Financial 2425 Matheson Blvd. E. 3rd Floor Mississauga, Ontario L4W 5N7 Daimlerchrysler Services Canada Inc. 2425 Matheson Blvd. E. 3rd Floor Mississauga, Ontario L4W 5N7	20050310 1453 1530 6923 Filed: March 10, 2005	4	E, O, MV	2005 Dodge Caravan V.I.N. 1D4GP25RX5B274978
7.	20-21	613267002	GalaVu Entertainment Network Inc. 3816 Victoria Pk. Toronto, ON M2H 3H7	Chrysler Financial 2425 Matheson Blvd. E. 3rd Floor Mississauga, Ontario L4W 5N7 Daimlerchrysler Services Canada Inc.	20050310 1453 1530 6932 Filed: March 10, 2005	4	E, O, MV	2005 Doge Caravan V.I.N. 1D4GP25R15B274786

No.	Page No.	File No.	Debtor(s)	Secured Party(ies)	Registration No./Date of Registration	Registration/ Renewal Period (years)	Collateral Classification	Comments
				2425 Matheson Blvd. E. 3rd Floor Mississauga, Ontario L4W 5N7				
8.	22	602653347	GalaVu Entertainment Network Inc. 3816A Victoria Park Avenue Toronto, ON M2H 3H7 GalaVu Entertainment Network Inc. 225 Front Street West Toronto, ON M5V 2X3	Indcom Leasing Inc. 400-1350 Provincial Road Windsor, ON N8W 5W1	20040123 1430 2203 0252 Filed: Jan. 23, 2004	3	E	Fifty-Eight H27E35DT Zenith 27" Hotel Grade televisions with R/C
9.	23-24	602661915	GalaVu Entertainment Network Inc. 3816A Victoria Park Avenue Toronto, ON M2H 3H7 Bradley R. Schroeder 3486 Trewlawney	Aureus Financial Corp. 1515-1188 West Georgia Street Vancouver, BC V6E 4A2	20040123 1544 1590 7063 Filed: Jan. 23, 2004	3	E	All television equipment together with attachments accessories accessions replacements substitutions and improvements thereto and all proceeds in any form derived directly or indirectly from any sale and or dealings with the collateral and a right to an insurance payment or other payment that

No.	Page No.	File No.	Debtor(s)	Secured Party(ies)	Registration No./Date of Registration	Registration/ Renewal Period (years)	Collateral Classification	Comments
			Circle Mississauga, ON M2H 3H7 DOB: Jan. 2, 1964					indemnifies or compensates for loss or damage to the collateral or proceeds of the collateral.
10.	25-26	600390063	GalaVu Entertainment Network Inc. 14 Meteor Drive Toronto, ON M9W 1A4	Chrysler Financial 2425 Matheson Blvd. E. 3rd Floor Mississauga, Ontario L4W 5N7 Daimlerchrysler Services Canada Inc. 2425 Matheson Blvd. E. 3rd Floor Mississauga, Ontario L4W 5N7	20031021 1456 1530 0051 Filed: Oct. 21, 2003	5	E, O, MV, No Fixed Maturity Date	2003 Dodge Durango V.I.N. 1D4HS58NX3P615637
11.	27	894091428	GalaVu Entertainment Network Inc. 3816A Victoria Park Toronto, ON M2H 3H7	Alleasing Finance Australia Limited ABN 94 003 421 136 Level 5 Bldg. B 11	20030507 1041 1590 5658 Filed: May 7, 2003	5	I, E, A, O	None Amended by Financing Change Statement having Registration No. 20050407 1535 1862 6566 to reflect an Assignment. The

No.	Page No.	File No.	Debtor(s)	Secured Party(ies)	Registration No./Date of Registration	Registration/ Renewal Period (years)	Collateral Classification	Comments
				Australia Talavera Rd. North Ryde NSW 2113				Assignor being DVOD Networks Inc. and the Assignee being Entertainment Media & Telecoms Corporation (Canada), Inc. 199 Bay St. Suite 5300 Commerce Court W. Toronto, ON M5L 1B9 Amended by Financing Change Statement having Registration No. 20050407 1541 1862 6572 to reflect an Assignment. The Assignor being Entertainment Media & Telecoms Corporation (Canada), Inc. and the Assignee being RentWorks Limited ABN 94 003 421 136 Level 5, Building B North Ryde, NSW 2113 Australia 11 Talavera Road Amended by Financing Change Statement having Registration No. 20051021 1608 1862 8268 to reflect the name

No.	Page No.	File No.	Debtor(s)	Secured Party(ies)	Registration No./Date of Registration	Registration/ Renewal Period (years)	Collateral Classification	Comments
								change of the secured party from RentWorks Limited to Alleasing Finance Australia Limited
12.	33-34	889810992	GalaVu Entertainment Network Inc. 10 Meteor Dr. Toronto, ON M9W 1A4	Chrysler Financial 2425 Matheson Blvd. E. 3rd Floor Mississauga, Ontario L4W 5N7 Daimlerchrysler Services Canada Inc. 2425 Matheson Blvd. E. 3rd Floor Mississauga, Ontario L4W 5N7	20021205 1452 1530 2356 Filed: Dec. 5, 2002	4	E, O, MV	2003 Dodge Caravan V.I.N. ID4GP25R83B157879 **Discharged pursuant to financing change statement having reg. no. 20061117 1443 1530 4684** **Filed: November 17, 2006**
13.	35	887891688	GalaVu Entertainment Network Inc. 10 Meteor Dr. Toronto, ON M9W 1A4	Richport Ford Lincoln Ltd. 13580 Smallwood Place Richmond, BC V6V 2C1	20021002 1448 1530 7207	4	I, MV	2003 Chevrolet Van V.I.N. 1GCDM19X43B101045
14.	36-37	854938998	GalaVu Entertainment Network Inc. 14 Meteor Drive	Alleasing Finance Australia Limited ABN 94 003 421	19990915 1700 9065 2144 Filed:	10	I, E, A, O, MV	Amended by Financing Change Statement having Registration No. 19990928 1438 9065

No.	Page No.	File No.	Debtor(s)	Secured Party(ies)	Registration No./Date of Registration	Registration/ Renewal Period (years)	Collateral Classification	Comments
			Toronto, ON M9W 1A4	136 Level 5 Bldg. B 11 Australia Talavera Rd. North Ryde NSW 2113	Sept. 15, 1999			2447 to record the change of debtor name from 1373224 Ontario Limited to GalaVu Entertainment Network Inc. Amended by Financing Change Statement having Registration No. 20021127 1138 1590 8168 to reflect an Assignment. The Assignor being Arthur Andersen Inc., in its capacity as Interim Receiver and the Assignees being 488605 Ontario Limited c/o H. Margel 2365 Finch Ave. W. #2002 Toronto, ON M9M 2W8 and Ruth Margel c/o H. Margel 2365 Finch Ave. W. #2002 Toronto, ON M9M 2W8 Amended by Financing Change Statement having Registration No. 20030501 1609 1590 5455 to reflect an

No.	Page No.	File No.	Debtor(s)	Secured Party(ies)	Registration No./Date of Registration	Registration/ Renewal Period (years)	Collateral Classification	Comments
								Assignment. The Assignors being 488605 Ontario Limited and Ruth Margel and the Assignee being DVOD Networks Inc. 3816A Victoria Park Toronto, ON M2H 3H7 Amended by Financing Change Statement having Registration No. 20050407 1535 1862 6568 to reflect an Assignment. The Assignor being DVOD Networks Inc. and the Assignee being Entertainment Media & Telecoms Corporation (Canada), Inc. 199 Bay St. Suite 5300 Commerce Court W. Toronto, ON M5L 1B9 Amended by Financing Change Statement having Registration No. 20050407 1540 1862 6570 to reflect an Assignment. The Assignor being

No.	Page No.	File No.	Debtor(s)	Secured Party(ies)	Registration No./Date of Registration	Registration/ Renewal Period (years)	Collateral Classification	Comments
								Entertainment Media & Telecoms Corporation (Canada), Inc. and the Assignee being RentWorks Limited ABN 94 003 421 136, Level 5 , Building B North Ryde NSW 2113 Australia 11 Talavera Road Amended by Financing Change Statement having Registration No. 20051021 1609 1862 8270 to reflect the name change of the secured party from RentWorks Limited to Alleasing Finance Australia Limited

ACKNOWLEDGEMENT

TO: **Cardinal Communications, Inc. (the "Secured Party")**

AND TO: **Torys LLP**

RE: **Notice of Proposal to Accept Collateral Pursuant to Section 65(2) of the *Personal Property Security Act* (Ontario) (the "PPSA") dated December 11, 2006 (the "Foreclosure Notice")**

The address of the Secured Party for the purposes of the Foreclosure Notice is c/o Torys LLP, 79 Wellington St. W., Suite 3000, P.O. Box 270, TD Centre, Toronto, Ontario M5K 1N2, Attention: Natasha De Cicco.

GALAVU ENTERTAINMENT NETWORK INC. hereby acknowledges its inability to redeem the Collateral (as that term is defined in the Foreclosure Notice) in accordance with the provisions of the PPSA and further waives its rights to the 30 day notice in accordance with the provisions of the said Act and further consents to the Secured Party retaining the Collateral in satisfaction of the obligations secured.

DATED at ______________ this _______ day of _________________, 200___.

GALAVU ENTERTAINMENT NETWORK INC.

By: ______________________________
Name:
Title:

By: ______________________________
Name:
Title:

I/We have authority to bind the Corporation.

ACKNOWLEDGEMENT

TO: **Cardinal Communications, Inc. (the "Secured Party")**

AND TO: **Torys LLP**

RE: **Notice of Proposal to Accept Collateral Pursuant to Section 65(2) of the *Personal Property Security Act* (Ontario) (the "PPSA") dated December 11, 2006 (the "Foreclosure Notice")**

The address of the Secured Party for the purposes of the Foreclosure Notice is c/o Torys LLP, 79 Wellington St. W., Suite 3000, P.O. Box 270, TD Centre, Toronto, Ontario M5K 1N2, Attention: Natasha De Cicco.

CHRYSLER FINANCIAL hereby acknowledges its inability to redeem the Collateral (as that term is defined in the Foreclosure Notice) in accordance with the provisions of the PPSA and further waives its rights to the 30 day notice in accordance with the provisions of the said Act and further consents to the Secured Party retaining the Collateral in satisfaction of the obligations secured.

DATED at ______________ this _______ day of _________________, 200___.

CHRYSLER FINANCIAL

By: ________________________________
Name:
Title:

By: ________________________________
Name:
Title:

I/We have authority to bind the Corporation.

<u>**ACKNOWLEDGEMENT**</u>

TO: **Cardinal Communications, Inc. (the "Secured Party")**

AND TO: **Torys LLP**

RE: **Notice of Proposal to Accept Collateral Pursuant to Section 65(2) of the *Personal Property Security Act* (Ontario) (the "PPSA") dated December 11, 2006 (the "Foreclosure Notice")**

The address of the Secured Party for the purposes of the Foreclosure Notice is c/o Torys LLP, 79 Wellington St. W., Suite 3000, P.O. Box 270, TD Centre, Toronto, Ontario M5K 1N2, Attention: Natasha De Cicco.

DAIMLERCHRYSLER SERVICES CANADA INC. hereby acknowledges its inability to redeem the Collateral (as that term is defined in the Foreclosure Notice) in accordance with the provisions of the PPSA and further waives its rights to the 30 day notice in accordance with the provisions of the said Act and further consents to the Secured Party retaining the Collateral in satisfaction of the obligations secured.

DATED at ______________ this _______ day of ________________, 200___.

DAIMLERCHRYSLER SERVICES CANADA INC.

By: ________________________________
Name:
Title:

By: ________________________________
Name:
Title:

I/We have authority to bind the Corporation.

ACKNOWLEDGEMENT

TO:	**Cardinal Communications, Inc. (the "Secured Party")**
AND TO:	**Torys LLP**
RE:	**Notice of Proposal to Accept Collateral Pursuant to Section 65(2) of the *Personal Property Security Act* (Ontario) (the "PPSA") dated December 11, 2006 (the "Foreclosure Notice")**

The address of the Secured Party for the purposes of the Foreclosure Notice is c/o Torys LLP, 79 Wellington St. W., Suite 3000, P.O. Box 270, TD Centre, Toronto, Ontario M5K 1N2, Attention: Natasha De Cicco.

INDCOM LEASING INC. hereby acknowledges its inability to redeem the Collateral (as that term is defined in the Foreclosure Notice) in accordance with the provisions of the PPSA and further waives its rights to the 30 day notice in accordance with the provisions of the said Act and further consents to the Secured Party retaining the Collateral in satisfaction of the obligations secured.

DATED at ____________ this ______ day of ______________, 200___.

INDCOM LEASING INC.

By: ______________________________
Name:
Title:

By: ______________________________
Name:
Title:

I/We have authority to bind the Corporation.

ACKNOWLEDGEMENT

TO: **Cardinal Communications, Inc. (the "Secured Party")**

AND TO: **Torys LLP**

RE: **Notice of Proposal to Accept Collateral Pursuant to Section 65(2) of the *Personal Property Security Act* (Ontario) (the "PPSA") dated December 11, 2006 (the "Foreclosure Notice")**

The address of the Secured Party for the purposes of the Foreclosure Notice is c/o Torys LLP, 79 Wellington St. W., Suite 3000, P.O. Box 270, TD Centre, Toronto, Ontario M5K 1N2, Attention: Natasha De Cicco.

AUREUS FINANCIAL CORP. hereby acknowledges its inability to redeem the Collateral (as that term is defined in the Foreclosure Notice) in accordance with the provisions of the PPSA and further waives its rights to the 30 day notice in accordance with the provisions of the said Act and further consents to the Secured Party retaining the Collateral in satisfaction of the obligations secured.

DATED at ______________ this _______ day of ________________, 200___.

AUREUS FINANCIAL CORP.

By: ________________________________
Name:
Title:

By: ________________________________
Name:
Title:

I/We have authority to bind the Corporation.

ACKNOWLEDGEMENT

TO: **Cardinal Communications, Inc. (the "Secured Party")**

AND TO: **Torys LLP**

RE: **Notice of Proposal to Accept Collateral Pursuant to Section 65(2) of the *Personal Property Security Act* (Ontario) (the "PPSA") dated December 11, 2006 (the "Foreclosure Notice")**

The address of the Secured Party for the purposes of the Foreclosure Notice is c/o Torys LLP, 79 Wellington St. W., Suite 3000, P.O. Box 270, TD Centre, Toronto, Ontario M5K 1N2, Attention: Natasha De Cicco.

RICHPORT FORD LINCOLN LTD. hereby acknowledges its inability to redeem the Collateral (as that term is defined in the Foreclosure Notice) in accordance with the provisions of the PPSA and further waives its rights to the 30 day notice in accordance with the provisions of the said Act and further consents to the Secured Party retaining the Collateral in satisfaction of the obligations secured.

DATED at ______________ this _______ day of _________________, 200___.

RICHPORT FORD LINCOLN LTD.

By: ________________________________
Name:
Title:

By: ________________________________
Name:
Title:

I/We have authority to bind the Corporation.

6897783.4
34331-0001

ACKNOWLEDGEMENT

TO: **Cardinal Communications, Inc. (the "Secured Party")**

AND TO: **Torys LLP**

RE: **Notice of Proposal to Accept Collateral Pursuant to Section 65(2) of the *Personal Property Security Act* (Ontario) (the "PPSA") dated December 11, 2006 (the "Foreclosure Notice")**

The address of the Secured Party for the purposes of the Foreclosure Notice is c/o Torys LLP, 79 Wellington St. W., Suite 3000, P.O. Box 270, TD Centre, Toronto, Ontario M5K 1N2, Attention: Natasha De Cicco.

ENTERTAINMENT MEDIA & TELECOMS CORPORATION LIMITED ACN 071 275 253 hereby acknowledges its inability to redeem the Collateral (as that term is defined in the Foreclosure Notice) in accordance with the provisions of the PPSA and further waives its rights to the 30 day notice in accordance with the provisions of the said Act and further consents to the Secured Party retaining the Collateral in satisfaction of the obligations secured.

DATED at ______________ this _______ day of ________________, 200___.

ENTERTAINMENT MEDIA & TELECOMS CORPORATION LIMITED ACN 071 275 253

By: ______________________________
Name:
Title:

By: ______________________________
Name:
Title:

I/We have authority to bind the Corporation.

ACKNOWLEDGEMENT

TO: **Cardinal Communications, Inc. (the "Secured Party")**

AND TO: **Torys LLP**

RE: **Notice of Proposal to Accept Collateral Pursuant to Section 65(2) of the *Personal Property Security Act* (Ontario) (the "PPSA") dated December 11, 2006 (the "Foreclosure Notice")**

The address of the Secured Party for the purposes of the Foreclosure Notice is c/o Torys LLP, 79 Wellington St. W., Suite 3000, P.O. Box 270, TD Centre, Toronto, Ontario M5K 1N2, Attention: Natasha De Cicco.

ENTERTAINMENT & TELECOMS CORPORATION INC. hereby acknowledges its inability to redeem the Collateral (as that term is defined in the Foreclosure Notice) in accordance with the provisions of the PPSA and further waives its rights to the 30 day notice in accordance with the provisions of the said Act and further consents to the Secured Party retaining the Collateral in satisfaction of the obligations secured.

DATED at ______________ this _______ day of _________________, 200___.

ENTERTAINMENT & TELECOMS CORPORATION INC.

By: ______________________________
Name:
Title:

By: ______________________________
Name:
Title:

I/We have authority to bind the Corporation.

ACKNOWLEDGEMENT

TO: **Cardinal Communications, Inc. (the "Secured Party")**

AND TO: **Torys LLP**

RE: **Notice of Proposal to Accept Collateral Pursuant to Section 65(2) of the *Personal Property Security Act* (Ontario) (the "PPSA") dated December 11, 2006 (the "Foreclosure Notice")**

The address of the Secured Party for the purposes of the Foreclosure Notice is c/o Torys LLP, 79 Wellington St. W., Suite 3000, P.O. Box 270, TD Centre, Toronto, Ontario M5K 1N2, Attention: Natasha De Cicco.

ENTERTAINMENT MEDIA & TELECOMS CORPORATION (CANADA) INC. hereby acknowledges its inability to redeem the Collateral (as that term is defined in the Foreclosure Notice) in accordance with the provisions of the PPSA and further waives its rights to the 30 day notice in accordance with the provisions of the said Act and further consents to the Secured Party retaining the Collateral in satisfaction of the obligations secured.

DATED at _____________ this _______ day of ________________, 200___.

ENTERTAINMENT MEDIA & TELECOMS CORPORATION (CANADA) INC.

By: ______________________________
Name:
Title:

By: ______________________________
Name:
Title:

I/We have authority to bind the Corporation.

6897783.4
34331-0001

ACKNOWLEDGEMENT

TO:	**Cardinal Communications, Inc. (the "Secured Party")**
AND TO:	**Torys LLP**
RE:	**Notice of Proposal to Accept Collateral Pursuant to Section 65(2) of the *Personal Property Security Act* (Ontario) (the "PPSA") dated December 11, 2006 (the "Foreclosure Notice")**

The address of the Secured Party for the purposes of the Foreclosure Notice is c/o Torys LLP, 79 Wellington St. W., Suite 3000, P.O. Box 270, TD Centre, Toronto, Ontario M5K 1N2, Attention: Natasha De Cicco.

LIVONIA PTY LTD. ACN 114 869 055 hereby acknowledges its inability to redeem the Collateral (as that term is defined in the Foreclosure Notice) in accordance with the provisions of the PPSA and further waives its rights to the 30 day notice in accordance with the provisions of the said Act and further consents to the Secured Party retaining the Collateral in satisfaction of the obligations secured.

DATED at ____________ this ______ day of _______________, 200___.

LIVONIA PTY LTD. ACN 114 869 055

By: ______________________________
Name:
Title:

By: ______________________________
Name:
Title:

I/We have authority to bind the Corporation.